        Exhibit 10.1
SEVENTH AMENDMENT
TO CREDIT AND GUARANTY AGREEMENT
THIS SEVENTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is dated as of August 12, 2026, and is entered into by and among the lenders identified on the signature pages hereof (the “Lenders”), Cortland Capital Market Services LLC, as the administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”) and as the collateral agent for the Secured Parties (in such capacity, together with its successors and permitted assigns in such capacity, the “Collateral Agent” and, together with the Administrative Agent, the “Agents”), Lument Finance Trust, Inc. (formerly known as Hunt Companies Finance Trust, Inc.), a Maryland corporation, as the borrower (the “Borrower”), and Five Oaks Acquisition Corp., a Delaware corporation (“FOAC”) and Lument CMT Equity, LLC (formerly known as Hunt CMT Equity, LLC), a Delaware limited liability company, as guarantors (“Lument CMT Equity” and together with FOAC, each a “Guarantor”, and, collectively, the “Guarantors”).
RECITALS
WHEREAS, reference is made to that certain Credit and Guaranty Agreement, dated January 15, 2019 (as amended by that certain First Amendment to Credit and Guaranty Agreement, dated as of February 13, 2019, by that certain Second Amendment to Credit and Guaranty Agreement, dated as of July 9, 2020, by that certain Third Amendment to Credit and Guaranty Agreement dated as of April 21, 2021, by that certain letter agreement related thereto dated May 5, 2021, by that certain Amended and Restated Third Amendment to Credit and Guaranty Agreement, dated as of August 23, 2021, the Fourth Amendment to Credit Agreement and Guaranty Agreement, dated as of February 22, 2022, the Fifth Amendment to Credit Agreement and Guaranty Agreement, dated as of February 17, 2026, and the Sixth Amendment to Credit Agreement and Guaranty Agreement, dated as of February 20, 2026, and as further amended, restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Amendment, the “Credit Agreement”), by and among the Borrower, the Guarantors, the lenders from time to time party thereto and the Agents. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement; and
WHEREAS, pursuant to Section 11.2 of the Existing Credit Agreement, the Borrower, the Administrative Agent and the Lenders party hereto, which constitute the Required Lenders, wish to amend the Existing Credit Agreement on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION I.AMENDMENT TO EXISTING CREDIT AGREEMENT
Effective as of the Seventh Amendment Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows:

A.Section 6.12(e) of the Existing Credit Agreement is amended and restated in its entirety as follows:

(e)    Minimum Interest Coverage Ratio. Permit the Interest Coverage Ratio on the last day of each Test Period set forth below to be less than the ratio set forth opposite such Test Period below:

Test Period Ending	Minimum Interest Coverage Ratio
On or prior to March 31, 2026	1.60:1.00
June 30, 2026	1.10:1.00
September 30, 2026	1.10:1.00
December 31, 2026	1.20:1.00
March 31, 2027	1.30:1.00
June 30, 2027, and the last day of each Test Period thereafter	1.60:1.00

SECTION II.CONDITIONS TO EFFECTIVENESS
This Amendment shall become effective as of the date hereof upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Seventh Amendment Effective Date”):
A.Executed Counterparts. The Agents and the Lenders (or their counsel) shall have received this Amendment, duly executed and delivered by each party hereto;
B.Fees and Expenses. The Borrower shall have paid to each Lender a non-refundable amendment fee in the amount of 0.25% of the outstanding principal amount of such Lender’s Loans on the Seventh Amendment Effective Date and the Borrower shall have paid all Lender Group Expenses, including payment of any reasonable legal fees for counsel to Lenders and the Administrative Agent, incurred in connection with the transactions evidenced by this Amendment for which the Borrower received an invoice at least one (1) Business Day prior to the Seventh Amendment Effective Date;
C.Representations and Warranties. The representations and warranties of the Loan Parties contained in the Loan Documents shall be true and correct on the Seventh Amendment Effective Date in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty to the extent that such representation or warranty is qualified or modified by materiality) on and as of the Seventh Amendment Effective Date as though made on and as of such date (except to the extent that such representations and warranties solely relate to an earlier date); and
D.No Event of Default or Default. No Event of Default or Default shall have occurred and be continuing on the Seventh Amendment Effective Date, nor shall either result from the effectiveness of this Amendment on the Seventh Amendment Effective Date and the consummation of the other transactions contemplated by this Amendment.
SECTION III.REPRESENTATIONS AND WARRANTIES
Each Loan Party represents and warrants that as of the Seventh Amendment Effective Date:
A.such Loan Party has all requisite power and authority to execute and deliver this Amendment and the other Loan Documents to which it is a party. Such Loan Party has all governmental licenses, authorizations, consents, and approvals necessary to own and operate its Assets and to carry on its businesses as now conducted and as proposed to be conducted, other than licenses, authorizations, consents, and approvals that are not currently required or the failure to obtain which could not reasonably be expected to be materially adverse to any Lender. The execution, delivery, and performance of this Amendment and the other Loan Documents have been duly authorized by such Loan Party and all necessary limited liability company or corporate action, as applicable, in respect thereof has been taken, and the execution, delivery, and performance thereof do not require any other material consent or approval of any other Person that has not been obtained;
B.this Amendment and the other Loan Documents to which such Loan Party is a party, when executed and delivered by such Loan Party, will constitute the legal, valid, and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their terms except as the enforceability hereof or thereof may be affected by: (a) bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors’ rights generally, and (b) equitable principles of general applicability (whether considered in a proceeding in equity or law);
C.the execution, delivery, and performance by such Loan Party of this Amendment and the other Loan Documents to which such Loan Party is a party, do not and will not: (a) violate (i) in any material respect any provision of any federal (including the Exchange Act), state or local law, rule, or regulation (including Regulations T, U, and X of the Federal Reserve Board) binding on any Loan Party, (ii) in any material respect any order of any Governmental Authority, court, arbitration board or tribunal binding on any Loan Party or (iii) the Governing Documents of any Loan Party, (b) contravene any provisions of, result in a breach of, constitute (with the giving of notice or the lapse of time) a default under, or result in the creation of any Lien (other than Liens granted by the Loan Parties to the Collateral Agent, for the benefit of the Secured Parties, to secure the Obligations under the Credit Agreement) upon any of the Assets of any Loan Party pursuant to any Material Agreement, (c) require termination of any Material Agreement, or (d) constitute a tortious interference with any material Contractual Obligation of the Borrower or its Subsidiaries; and
D.no Default or Event of Default has occurred and is continuing, or would immediately result from giving effect to the transactions contemplated hereby on the Seventh Amendment Effective Date.
SECTION IV.MISCELLANEOUS
A.Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(i)This Amendment shall constitute a Loan Document for purposes of each of the Credit Agreement, this Amendment and the other Loan Documents and on and after the Seventh Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement.
(ii)Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(iii)The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent, the Lenders or any other secured party under the Credit Agreement or any of the other Loan Documents.
B.Reaffirmation. The Borrower and each of the other Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party and (ii) except as expressly set forth in this Amendment, to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Loan Parties hereby consents to this Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. Except as otherwise expressly contemplated hereby, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or Lenders, or constitute a waiver of any provision of any of the Loan Documents.
C.Headings. Section headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or to be taken in consideration in the interpretation hereof.
D.GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK AND THE VALIDITY OF THIS AMENDMENT, AND THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

E.JURISDICTION AND VENUE. TO THE EXTENT THEY MAY LEGALLY DO SO, THE PARTIES HERETO AGREE THAT ALL ACTIONS, SUITS, OR PROCEEDINGS ARISING BETWEEN ANY MEMBER OF THE LENDER GROUP OR THE BORROWER AND ITS SUBSIDIARIES IN CONNECTION WITH THIS AMENDMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED HOWEVER THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT AT ANY AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE ANY AGENT ELECTS TO BRING SUCH ACTION TO THE EXTENT SUCH COURTS HAVE IN PERSONAM JURISDICTION OVER THE RELEVANT OBLIGOR OR IN REM JURISDICTION OVER SUCH COLLATERAL OR OTHER PROPERTY. THE BORROWER AND ITS SUBSIDIARIES AND EACH MEMBER OF THE LENDER GROUP, TO THE EXTENT THEY MAY LEGALLY DO SO, HEREBY WAIVE ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION AND STIPULATE THAT THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE IN PERSONAM JURISDICTION AND VENUE OVER SUCH PERSON FOR THE PURPOSE OF LITIGATING ANY SUCH DISPUTE, CONTROVERSY, OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT. TO THE EXTENT PERMITTED BY LAW, SERVICE OF PROCESS SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST BORROWER OR ANY MEMBER OF THE LENDER GROUP MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ITS ADDRESS INDICATED ON EXHIBIT 11.3 ATTACHED TO CREDIT AGREEMENT.
F.WAIVER OF TRIAL BY JURY. THE BORROWER AND ITS SUBSIDIARIES AND EACH MEMBER OF THE LENDER GROUP, TO THE EXTENT THEY MAY LEGALLY DO SO, HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AMENDMENT, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE EXTENT THEY MAY LEGALLY DO SO, THE BORROWER AND ITS SUBSIDIARIES AND EACH MEMBER OF THE LENDER GROUP HEREBY AGREE THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY OR PARTIES HERETO TO WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.
G.Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
H.Counterparts; Electronic Execution.
(i)This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment or any document or instrument delivered in connection herewith by facsimile transmission or electronic image scan transmission (e.g., PDF) shall be effective as delivery of a manually executed counterpart of this Amendment or such other document or instrument, as applicable.
(ii)The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

I.No Novation. By its execution of this Amendment, each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation, but, rather, a supplement of the terms of a pre-existing indebtedness and related agreement, as evidenced by the Credit Agreement.
[Remainder of Page Intentionally Blank; Signature Pages Follow]

MY WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
LUMENT FINANCE TRUST, INC., a Maryland corporation, as Borrower

By: /s/ James A. Briggs
Name: James A. Briggs
Title: Chief Financial Officer

FIVE OAKS ACQUISITION CORP., a Delaware corporation, as Guarantor

By: /s/ James A. Briggs
Name: James A. Briggs
Title: Chief Financial Officer

LUMENT CMT EQUITY, LLC, a Delaware limited liability company, as Guarantor

By: /s/ James A. Briggs
Name: James A. Briggs
Title: Chief Financial Officer

CORTLAND CAPITAL MARKET SERVICES LLC, as Administrative Agent and Collateral Agent

By: /s/ Pinju Chiu
Name: Pinju Chiu
Title: Counsel

LENDERS:

JPMORGAN GLOBAL BOND
OPPORTUNITIES FUND

    By:    J.P. Morgan Investment Management
        Inc., its Investor Advisor

    By: /s/ Kent Weber
    Name: Kent Weber
    Title: Managing Director

JPMORGAN INCOME FUND

    By:    J.P. Morgan Investment Management
        Inc., its Investor Advisor

    By: /s/ Kent Weber
    Name: Kent Weber
    Title: Managing Director

JPMORGAN CORE PLUS BOND FUND

    By:    J.P. Morgan Investment Management
        Inc., its Investor Advisor

    By: /s/ Kent Weber
    Name: Kent Weber
    Title: Managing Director

COMMINGLED PENSION TRUST FUND (CORE PLUS BOND) OF JPMORGAN CHASE BANK, N.A.

    By:    J.P. Morgan Investment Management
        Inc., its Investor Advisor

    By: /s/ Kent Weber
    Name: Kent Weber
    Title: Managing Director

VARIABLE PORTFOLIO - PARTNERS CORE BOND FUND, A SERIES OF COLUMBIA FUNDS VARIABLE SERIES TRUST II

    By:    J.P. Morgan Investment Management
        Inc., its Investor Advisor

    By: /s/ Kent Weber
    Name: Kent Weber
    Title: Managing Director

    1

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